December 31, 2000


Berger Institutional
Products Trust
Annual Report



[BERGER FUNDS LOGO]



BERGER IPT-SMALL COMPANY GROWTH FUND

This report reflects the financial position of the Fund at December 31, 2000 and the results of operations and changes in its net assets for the periods indicated.

                                            Berger IPT-Small Company Growth Fund

TABLE OF CONTENTS
================================================================================

                                                                               >
BERGER IPT-SMALL COMPANY GROWTH FUND

Portfolio Manager Commentary ................................................4

Schedule of Investments .....................................................5

FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities .........................................8

Statement of Operations .....................................................9

Statements of Changes in Net Assets ........................................10

Notes to Financial Statements ..............................................11

FINANCIAL HIGHLIGHTS .......................................................14

REPORT OF INDEPENDENT ACCOUNTANTS ..........................................15


This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (2/01)

          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

4

BERGER IPT-
SMALL COMPANY
GROWTH FUND                     Ticker Symbol                              BSCOX
                                PORTFOLIO MANAGER COMMENTARY   JAY W. TRACEY III
                                                              MARK S. SUNDERHUSE
================================================================================

As of January 1, 2001, Berger Funds announced the appointment of Paul A. LaRocco as manager of the Berger IPT-Small Company Growth Fund. We are pleased to have him at the helm of the Fund.

MARKET CONDITIONS

The stock market was roiled by high volatility during the year. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10th peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals. The last six months of 2000 were just as volatile.

After a seesaw third quarter, characterized by a sell-off in July, surprising strength in August and weakness again in September, fourth-quarter performance was down, led by continued weakness in technology stocks. The Standard & Poor's (S&P) 500 Index(1) was down 9.10% for the year, while the technology-heavy Nasdaq Composite Index(2) declined 39.29%, and the small-cap Russell 2000 Growth Index(3) dropped 22.43%. Value stocks outperformed growth stocks for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

During the third quarter, there was growing recognition that the economy was slowing. In the fourth quarter, evidence mounted that it was slowing rapidly. Fears of recession increased as economic data were reported, and the risk of recession is clearly higher now than at any other point in the past six months. The Federal Reserve Board acknowledged this at its December meeting by moving from a tightening to an easing bias. Subsequently, on January 3, 2001, the Fed announced a .50% cut in short-term interest rates. Unfortunately, this positive note is more than offset by earnings concerns.

FUND PERFORMANCE

The Berger IPT-Small Company Growth Fund (the "Fund") was down 6.55% for the year, which was worse than the 3.02% decline of the Russell 2000 Index(4) but significantly better than the 22.43% decline of the Russell 2000 Growth Index, which is a better proxy for the Fund's style.

Technology, the market's worst performing sector, was the big problem for growth funds in general and our Fund in particular, even though our holdings performed in line with their benchmarks. We are not significantly overweighted in technology, so we are continuing to focus on the merits of individual holdings. We reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, we added InfoSpace when the stock was under severe stress near the end of the fourth quarter.

Healthcare holdings for the period were mixed. Cephalon, Regeneron Pharmaceuticals and Invitrogen were among our stronger biotech holdings during the fourth quarter. Accredo Health, a specialty services provider, was a solid six-month performer. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. We believe our holdings are well-positioned to benefit the Fund when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which we are overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC, National-Oilwell, Patterson Energy and Precision Drilling. We expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so we will continue our overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services, which continued to perform mightily. We did trim the position somewhat toward the end of the year, based upon its expanded valuation. Cox Radio, rebounding from price weakness in the third quarter, was a positive performer, as was SkyWest.

OUTLOOK

The coming year will be a lower-growth year for the economy and corporate profits. We believe the bear market in technology is mostly behind us and that there are good long-term prospects for the sector. Our objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. We are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting, but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. We are less optimistic about retailing, but that could change if the economy reaccelerates. For now, we remain underweighted and very selective in the consumer sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Nasdaq Composite is an unmanaged index, that consists of the common stocks of nearly 5,000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, that consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small-company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

(4) The Russell 2000 Index is an unmanaged index, with dividends reinvested, that consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small-company stocks. One cannot invest directly in an index.


Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

                                            Berger IPT-Small Company Growth Fund

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

Comparison of Change in Value of Berger IPT-Small Company Growth Fund vs. Russell 2000 Index

                                     [GRAPH]

                                                12/31/00

Berger IPT-Small Company Growth Fund            $21,980

Russell 2000 Index                              $14,754


Average Annual Total Return as of December 31, 2000

One Year                                       (6.55)%

Life of the Fund (5/1/96)                      18.37%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%)
Banks - Northeast (0.91%)
         68,960     Waypoint Financial Corp.*                    $       758,560
--------------------------------------------------------------------------------

Banks - West/Southwest (1.43%)
         34,640     Silicon Valley Bancshares*                         1,197,245
--------------------------------------------------------------------------------
Building - Heavy Construction (1.35%)
         31,275     Dycom Industries, Inc.*                            1,123,945
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.81%)
         33,240     DiamondCluster International, Inc.*                1,013,820
         26,890     Forrester Research, Inc.*                          1,346,180
         83,680     The Corporate Executive Board Co.*                 3,327,587
--------------------------------------------------------------------------------
                                                                       5,687,587
--------------------------------------------------------------------------------

Computer - Local Networks (1.55%)
         17,630     Proxim, Inc.*                                        758,090
         64,590     Tricord Systems, Inc.*                               536,904
--------------------------------------------------------------------------------
                                                                       1,294,994
--------------------------------------------------------------------------------


                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Computer Software - Desktop (0.74%)
         10,110     Macromedia, Inc.*                            $       614,182
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.22%)
         27,020     Smartforce PLC - Spon. ADR*                        1,014,938
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.47%)
         24,250     Documentum, Inc.*                                  1,204,921
         18,720     Mercury Interactive Corp.*                         1,689,480
--------------------------------------------------------------------------------
                                                                       2,894,401
--------------------------------------------------------------------------------

Electrical - Scientific Instruments (1.33%)
         14,150     Newport Corp.*                                     1,112,322
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (1.80%)
         32,940     Cymer, Inc.*                                         847,690
         47,390     Lightpath Technologies, Inc. - Class A*              657,536
--------------------------------------------------------------------------------
                                                                       1,505,226
--------------------------------------------------------------------------------


          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

6

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Electronics - Miscellaneous Products (3.05%)
         38,510     American Superconductor Corp.*               $     1,099,941
         94,040     Universal Electronics, Inc.*                       1,451,742
--------------------------------------------------------------------------------
                                                                       2,551,683
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.73%)
         33,610     AXT, Inc.*                                         1,111,230
         22,770     DuPont Photomasks, Inc.*                           1,203,252
         19,880     Veeco Instruments, Inc.*                             797,685
--------------------------------------------------------------------------------
                                                                       3,112,167
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.80%)
         14,560     Applied Micro Circuits Corp.*                      1,092,682
         49,770     PLX Technology, Inc.*                                413,713
--------------------------------------------------------------------------------
                                                                       1,506,395
--------------------------------------------------------------------------------
Finance - Investment Brokers (0.50%)
         30,040     Knight Trading Group, Inc.*                          418,682
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.50%)
         16,590     Investors Financial Service Corp.                  1,426,740
         26,330     Metris Companies,Inc.                                692,808
         31,540     Pre-Paid Legal Services,Inc.*                        804,270
--------------------------------------------------------------------------------
                                                                       2,923,818
--------------------------------------------------------------------------------
Internet - ISP/Content (0.73%)
         68,590     InfoSpace, Inc.*                                     606,592
--------------------------------------------------------------------------------

Internet - Network Security/Solutions (0.68%)
         47,960     Sapient Corp.*                                       572,522
--------------------------------------------------------------------------------

Internet - Software (6.45%)
         32,970     Agile Software Corp.*                              1,627,893
         12,130     Ariba, Inc.*                                         651,987
         23,220     Liberate Technologies, Inc.*                         316,372
         46,640     Packeteer, Inc.*                                     577,170
         58,300     RealNetworks, Inc.*                                  506,481
         33,640     Retek, Inc.*                                         819,975
         43,580     Support.com, Inc.*                                   882,495
--------------------------------------------------------------------------------
                                                                       5,382,373
--------------------------------------------------------------------------------

Media - Radio/TV (3.22%)
         52,560     Cox Radio, Inc.*                                   1,185,885
         22,290     Hispanic Broadcasting Corp.*                         568,395
         35,700     SBS Broadcasting SA*                                 934,893
--------------------------------------------------------------------------------
                                                                       2,689,173
--------------------------------------------------------------------------------

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Medical - Biomedical/Genetics (13.30%)
         52,790     BioCryst Pharmaceuticals, Inc.*              $       349,733
         27,060     Cephalon, Inc.*                                    1,713,236
         17,400     COR Therapeutics, Inc.*                              612,262
         74,263     Curis, Inc.*                                         659,084
         48,190     Diversa Corp.*                                       864,408
         33,510     Genencor International, Inc.*                        603,180
         18,220     ICOS Corp.*                                          946,301
          3,870     IDEC Pharmaceuticals Corp.*                          733,606
         34,360     Illumina, Inc.*                                      551,907
         19,050     Invitrogen Corp.*                                  1,645,443
         20,500     Medimmune, Inc.*                                     977,593
         40,930     Regeneron Pharmaceuticals, Inc.*                   1,443,422
--------------------------------------------------------------------------------
                                                                      11,100,175
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.30%)
         31,820     Pharmacyclics, Inc.*                               1,089,835
--------------------------------------------------------------------------------

Medical - Instruments (4.66%)
         43,500     Aclara Biosciences, Inc.*                            473,062
         60,740     American Medical Systems
                    Holdings,Inc.*                                       964,247
         62,480     IDEXX Laboratories, Inc.*                          1,374,560
         58,500     Ventana Medical Systems, Inc.*                     1,082,250
--------------------------------------------------------------------------------
                                                                       3,894,119
--------------------------------------------------------------------------------
Medical/Dental/Services (1.12%)
         18,565     Accredo Health, Inc.*                                931,730
--------------------------------------------------------------------------------

Medical - Products (1.14%)
         10,110     Caliper Technologies Corp.*                          475,170
         39,490     Durect Corp.*                                        473,880
--------------------------------------------------------------------------------
                                                                         949,050
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries (2.73%)
         63,930     Allscripts, Inc.*                                    597,345
         41,110     Priority Healthcare Corp. - Class B*               1,677,801
--------------------------------------------------------------------------------
                                                                       2,275,146
--------------------------------------------------------------------------------
Metal Products & Fabrication (1.46%)
         54,010     Maverick Tube Corp.*                               1,221,976
--------------------------------------------------------------------------------

Oil & Gas - Drilling (8.62%)
         65,850     Marine Drilling Companies, Inc.*                   1,761,487
         44,150     Patterson Energy, Inc.*                            1,644,587
         40,230     Precision Drilling Corp.*                          1,511,139
         92,390     Pride International, Inc.*                         2,275,103
--------------------------------------------------------------------------------
                                                                       7,192,316
--------------------------------------------------------------------------------

Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

                                            Berger IPT-Small Company Growth Fund

================================================================================
SCHEDULE OF INVESTMENTS

                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.40%) - CONTINUED
Oil & Gas - Field Services (2.98%)
         77,010     Veritas DGC, Inc.*                           $     2,487,423
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.72%)
         37,040     National-Oilwell, Inc.*                            1,432,985
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (0.52%)
         22,860     Unit Corp.*                                          432,911
--------------------------------------------------------------------------------

Retail - Restaurants (1.11%)
         16,970     California Pizza Kitchen, Inc.*                      479,402
         14,120     P.F. Chang's China Bistro, Inc.*                     443,897
--------------------------------------------------------------------------------
                                                                         923,299
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.40%)
         19,180     Whole Foods Market, Inc.*                          1,172,377
--------------------------------------------------------------------------------

Telecommunications - Cellular (0.51%)
         51,220     OmniSky Corp.*                                       425,766
--------------------------------------------------------------------------------

Telecommunications - Equipment (4.72%)
         40,640     DMC Stratex Networks, Inc.*                          609,600
         47,930     Novatel Wireless, Inc.*                              593,133
         26,970     Powerwave Technologies, Inc.*                      1,577,745
          5,060     Redback Networks, Inc.*                              207,460
         26,060     Tollgrade Communications, Inc.*                      951,190
--------------------------------------------------------------------------------
                                                                       3,939,128
--------------------------------------------------------------------------------

Transportation - Airlines (1.84%)
         53,500     SkyWest, Inc.                                      1,538,152
--------------------------------------------------------------------------------

Total Common Stock
(Cost $75,296,266)                                                    77,973,193
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.41%)
Telecommunications - Equipment (0.41%)
         39,167     Cidera, Inc. - Series D*@o                           342,691
--------------------------------------------------------------------------------

Total Preferred Stock - Convertible
(Cost $342,691)                                                          342,691

                                                               December 31, 2000
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.58%)
     $3,825,000     State Street Repurchase Agreement,
                    5.65% dated December 29, 2000,
                    to be repurchased at $3,827,401 on
                    January 2, 2001, collateralized by
                    FHLMC Agency Note, 5.75% -
                    May 5, 2001 with a value
                    of $3,905,922                                $     3,825,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $3,825,000)                                                      3,825,000
--------------------------------------------------------------------------------
Total Investments (Cost $79,463,957) (98.39%)                         82,140,884
Total Other Assets, Less Liabilities (1.61%)                           1,342,076
--------------------------------------------------------------------------------
Net Assets (100.00%)                                             $    83,482,960
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.


o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                                    Date                  Fair        as a %
                                  Acquired     Cost       Value    of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
 Preferred Stock                  9/1/2000   $342,691    $342,691      0.41%

See notes to financial statements.

          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

8

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES


                                                               December 31, 2000
--------------------------------------------------------------------------------
Assets
Investments, at cost                                             $    79,463,957
--------------------------------------------------------------------------------
Investments, at value                                            $    82,140,884(1)
Cash                                                                     638,761
Receivables
   Investment securities sold                                            405,694
   Fund shares sold                                                      878,058
   Dividends                                                               1,189
   Interest                                                                1,801
Investment held as collateral for securities loaned                   18,784,987
Other Assets                                                                  25
--------------------------------------------------------------------------------
        Total Assets                                                 102,851,399
--------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                       326,317
   Fund shares redeemed                                                  181,509
Collateral on securities loaned                                       18,784,987
Accrued investment advisory fees                                          57,994
Accrued custodian and accounting fees                                      9,281
Accrued transfer agent fees                                                1,311
Accrued audit fees                                                           286
Accrued shareholder reporting fees                                           246
Dividends Payable                                                          6,508
--------------------------------------------------------------------------------
        Total Liabilities                                             19,368,439
--------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                      $    83,482,960
--------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                          $    85,545,756
Undistributed net investment income                                           --
Undistributed net realized loss on securities
   and foreign currency transactions                                  (4,739,723)

Net unrealized appreciation on securities
   and foreign currency transactions                                   2,676,927
--------------------------------------------------------------------------------
                                                                 $    83,482,960
--------------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited shares
   authorized)                                                         3,862,582
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share         $         21.61
--------------------------------------------------------------------------------

1. Includes securities on loan with market value and cost totaling $18,108,552 and $18,239,452, respectively. See notes to financial statements.

Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================
STATEMENT OF OPERATIONS

                                                             For the Year Ended
                                                              December 31, 2000
--------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                                       $      6,003
   Interest                                                             557,923
   Securities lending income                                             57,580
--------------------------------------------------------------------------------
        Total Income                                                    621,506
--------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                             651,276
   Accounting fees                                                       14,992
   Custodian fees                                                        36,589
   Transfer agent fees                                                   16,421
   Registration fees                                                        553
   Audit fees                                                            10,900
   Legal fees                                                             2,348
   Trustees' fees and expenses                                            3,459
   Shareholder reporting fees                                            10,713
   Other expenses                                                         2,055
--------------------------------------------------------------------------------
      Gross Expenses                                                    749,306
      Less earnings credits                                              (8,786)
--------------------------------------------------------------------------------
      Net Expenses                                                      740,520
--------------------------------------------------------------------------------
      Net Investment Loss                                              (119,014)
--------------------------------------------------------------------------------

Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions
Net realized loss on securities and foreign currency
   transactions                                                      (4,257,018)
Net change in unrealized appreciation on securities
   and foreign currency transactions                                (11,179,370)
--------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions                                (15,436,388)
--------------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                                          $(15,555,402)
--------------------------------------------------------------------------------

See notes to financial statements.

          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

10

BERGER IPT-
SMALL COMPANY
GROWTH FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Years Ended December 31,
                                                                                           2000             1999
-------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                                                   $   (119,014)   $    (83,681)
Net realized gain (loss) on securities and foreign currency transactions                (4,257,018)      2,133,648
Net change in unrealized appreciation on securities and foreign currency transactions  (11,179,370)     12,267,043
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        (15,555,402)     14,317,010
-------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Distributions (in excess of net realized gains on investments)                          (1,290,949)             --
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders             (1,290,949)             --
-------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                                              108,366,775      39,787,939
Net asset value of shares issued in reinvestment of dividends and distributions          1,284,440              --
Payments for shares redeemed                                                           (50,656,713)    (22,628,443)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                         58,994,502      17,159,496
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                                              42,148,151      31,476,506

Net Assets
Beginning of period                                                                     41,334,809       9,858,303
-------------------------------------------------------------------------------------------------------------------
End of period                                                                         $ 83,482,960    $ 41,334,809
-------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                             --              --
-------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                                              4,082,734       2,575,054
Shares issued to shareholders in reinvestment of dividends and distributions                62,321              --
Shares redeemed                                                                         (2,040,396)     (1,619,624)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                   2,104,659         955,430
Shares outstanding, beginning of period                                                  1,757,923         802,493
-------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                        3,862,582       1,757,923
-------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes
NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger IPT-Small Company Growth Fund (the "Fund") is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund (formerly Berger IPT-100 Fund), Berger IPT-Growth and Income Fund, Berger IPT-New Generation Fund and Berger IPT-International Fund (formerly Berger/BIAM IPT-International Fund) (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger LLC ("Berger"), the investment advisor to the Funds and by BBOI Worldwide LLC ("BBOI"), the former investment advisor to Berger IPT-International Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

CALCULATION OF NET ASSET VALUE

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAX STATUS

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information



          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

12

NOTES TO FINANCIAL
STATEMENTS
December 31, 2000
================================================================================

is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund will be January 1, 2001. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may effect the accounting treatment of the Fund's derivative instruments and related assets. The Fund expects that the impact of the adoption of this new standard will not be material to the financial statements.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The effective date for the Fund will be January 1, 2001. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

COMMON EXPENSES

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Fund on the basis of relative net assets.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger serves as the investment advisor to the Fund. As compensation for its services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and .75% over $1 billion. Such fee is accrued daily and paid monthly. Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.15% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting fee component. For the year ended December 31, 2000, such trustees' fees and expenses totaled $3,459 for the Fund.

The Funds adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.



Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

                                                  Financial Statements and Notes

================================================================================

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) were $129,330,473 and $74,292,056, respectively, for the year ended December 31, 2000.

There were no purchases or sales of long-term U.S. government securities during the year.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At December 31, 2000, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                           Gross           Gross              Net
       Federal        Unrealized      Unrealized    Appreciation/
      Tax Cost      Appreciation    Depreciation   (Depreciation)
-----------------------------------------------------------------
   $82,365,318       $13,793,135   $(14,017,569)       $(224,434)
-----------------------------------------------------------------

SECURITIES LENDING

Under an agreement with State Street, the Fund has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the year ended December 31, 2000, the following reclassifications were made among the components of net assets:

                  Undistributed        Undistributed
  Paid-in        Net Investment         Net Realized
  Capital                Income                Gains
----------------------------------------------------
$(119,014)             $119,014                   --
----------------------------------------------------

For the fiscal year ended December 31, 2000, 40% of the Fund's capital gain distributions were considered long-term capital gains.

The Fund incurred and elected to defer post-October 31 net capital and/or currency losses of $2,407,190 to the year ended December 31, 2001.

4.  LINE OF CREDIT

The Fund is party to an ongoing agreement with certain banks that allows funds managed by Berger, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at December 31, 2000.



        Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

14

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                                    Years Ended December 31,
                                                        -----------------------------------------------------------------------
                                                               2000           1999           1998           1997        1996(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     23.51    $     12.28    $     12.06    $      9.95   $     10.00
-------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                               --             --             --           0.00(5)       0.01
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions         (1.56)         11.23           0.23           2.11         (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (1.56)         11.23           0.23           2.11         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (in excess of net investment income)             --             --          (0.01)            --            --
      Distributions (in excess of net realized gains
        on investments)                                       (0.34)            --             --             --            --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (0.34)            --          (0.01)            --            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     21.61    $     23.51    $     12.28    $     12.06   $      9.95
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (6.55)%        91.45%          1.87%         21.21%        (0.50)%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                         $83,482,960    $41,334,809    $ 9,858,303    $ 2,719,559   $   291,362
      Net expense ratio to average net assets(3)               0.98%          1.15%          1.15%          1.15%         1.15%(4)
      Ratio of net investment income (loss)
         to average net assets                                (0.16)%        (0.56)%        (0.11)%         0.05%         0.14%(4)
      Gross expense ratio to average net assets                0.98%          1.53%          2.19%          5.81%         8.57%(4)
      Portfolio turnover rate(2)                                111%           179%           147%           194%           80%

1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Amount represents less than $0.01 per share.

See notes to financial statements.


Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-Small Company Growth Fund (one of the portfolios constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 5, 2001



          Berger IPT-Small Company Growth Fund o December 31, 2000 Annual Report

[BERGER FUNDS LOGO]

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